Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
April 20, 2026 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares, Inc. Announces First Quarter 2026 Results

Net Interest Margin Expands on Disciplined Funding Strategy

Fairfax, VA., April 20, 2026 – MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported a net income of $4.1 million for the quarter-ended March 31, 2026, resulting in earnings per common share of $0.48.  The net interest margin expanded 9 basis points during the quarter to 3.47%, resulting from consistent loan pricing and lower funding costs.

During the quarter the Company executed a buyback of 273,448 shares, and the book value per common share ended the quarter at $25.63.  The Company and Bank remain strongly capitalized.

“Our team’s disciplined execution continues to drive value for our shareholders.  With robust liquidity and a growing book value, we leveraged our share buyback program to take advantage of accretive opportunities in the market.  At the same time, we remain focused on delivering strong and sustainable earnings growth,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank.

“We continue to replace higher cost funds with lower cost deposits which is a key driver of our expanding net interest margin,” said Alex Vari, CFO of MainStreet Bancshares, Inc. and MainStreet Bank.  “We’ve seen our eighth straight quarter with improvement in our total cost of deposits.  This is a testament to our diligence in structuring noncore deposits while our business bankers maintain and grow valuable relationships within our community.  Total core funding is $1.4 billion and total deposits grew to over $1.9 billion.”

“Net loans increased for the quarter to $1.85 billion resulting in a well-managed 98% loan-to-deposit ratio.  We’re pleased to have grown our owner-occupied commercial real estate book by $79 million year-over-year.  Our owner-occupied relationships also bring good deposit balances, which helps to maximize the value of our customer relationships,” said Tom Floyd, Chief Lending Officer of MainStreet Bank.

Nonperforming assets as a percentage of total assets settled at 2.47% while loans 30-89 days past due and accruing improved to 0.95%.  In response, Chris Johnston, Chief Credit Officer of MainStreet Bank, added, “We have a strong credit culture and a comprehensive underwriting process.  The loans we are currently working to resolve are secured by properly leveraged real estate with personal guarantees.  Our primary objective is to work with borrowers to resolve loans that have elevated risk without exposing the Bank to a loss of principal.  Our team’s track record on resolutions is strong – with a total accumulated principal loss of less-than $10 million over the entire 22-year history for the commercial loan portfolio.”

About MainStreet Bank: MainStreet operates seven branches in Herndon, Fairfax, McLean, Leesburg, Middleburg, Clarendon, and Washington, D.C. MainStreet Bank has over 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	March 31, 2026	December 31, 2025*	September 30, 2025	June 30, 2025	March 31, 2025
ASSETS
Cash and due from banks	$33,044	$25,179	$23,940	$20,888	$18,384
Interest-bearing deposits at other financial institutions	783	1,276	1,315	864	735
Federal funds sold	134,288	136,301	102,039	111,532	183,521
Total cash and cash equivalents	168,115	162,756	127,294	133,284	202,640
Investment securities available for sale (AFS), at fair value	57,021	57,954	58,338	56,138	55,935
Investment securities held to maturity (HTM), at amortized cost, net of allowance for credit losses of $0 for all periods	13,790	13,798	14,293	14,846	15,657
Restricted securities, at amortized cost	6,998	7,005	7,005	7,005	7,005
Loans, net of allowance for credit losses of $19,049, $19,308, $18,831, $19,057, and $19,460, respectively	1,850,961	1,841,833	1,788,243	1,767,432	1,811,789
Premises and equipment, net	13,430	13,608	13,212	13,344	13,020
Other real estate owned, net	1,094	1,697	—	—	—
Property held for sale, at fair value	2,745	2,728	3,225	3,225	—
Accrued interest and other receivables	13,453	14,518	13,622	15,023	9,607
Bank owned life insurance	41,071	40,752	40,433	40,117	39,809
Other assets	54,615	56,020	59,124	64,367	67,383
Total Assets	$2,223,293	$2,212,669	$2,124,789	$2,114,781	$2,222,845
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$359,113	$378,694	$324,717	$330,045	$345,319
Interest-bearing demand deposits	120,700	119,407	123,231	124,090	106,033
Savings and NOW deposits	138,667	121,905	125,214	116,069	124,049
Money market deposits	545,804	499,334	458,946	463,904	511,925
Time deposits	750,441	779,844	778,727	764,439	820,999
Total deposits	1,914,725	1,899,184	1,810,835	1,798,547	1,908,325
Subordinated debt, net	70,035	69,936	69,837	71,238	72,138
Other liabilities	23,549	24,958	25,754	31,526	32,764
Total Liabilities	2,008,309	1,994,078	1,906,426	1,901,311	2,013,227
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	28,247	29,008	29,833	29,825	29,810
Capital surplus	61,045	66,531	68,895	68,261	67,612
Retained earnings	104,360	101,557	98,793	95,585	92,305
Accumulated other comprehensive loss	(5,931)	(5,768)	(6,421)	(7,464)	(7,372)
Total Stockholders’ Equity	214,984	218,591	218,363	213,470	209,618
Total Liabilities and Stockholders’ Equity	$2,223,293	$2,212,669	$2,124,789	$2,114,781	$2,222,845

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
INTEREST INCOME:
Interest and fees on loans	$29,518	$29,969	$30,688	$32,443	$31,111
Interest on investment securities
Taxable securities	418	421	435	431	420
Tax-exempt securities	287	276	270	267	263
Interest on interest-bearing deposits at other financial institutions	10	10	11	10	22
Interest on federal funds sold	985	1,198	1,060	1,135	1,147
Total interest income	31,218	31,874	32,464	34,286	32,963
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	890	1,064	1,071	1,004	1,048
Interest on savings and NOW deposits	389	390	467	391	221
Interest on money market deposits	3,991	4,246	4,623	4,707	5,276
Interest on time deposits	7,650	8,244	8,369	8,595	9,031
Interest on federal funds purchased	25	—	28	—	65
Interest on subordinated debt	779	788	804	799	812
Total interest expense	13,724	14,732	15,362	15,496	16,453
Net interest income	17,494	17,142	17,102	18,790	16,510
Provision for credit losses	(131)	328	144	(543)	—
Net interest income after provision for credit losses	17,625	16,814	16,958	19,333	16,510
NON-INTEREST INCOME:
Deposit account service charges	573	559	557	538	530
Bank owned life insurance income	319	319	316	308	302
Gain on retirement of subordinated debt	—	—	145	68	60
Gain on equity securities	—	—	—	103	—
Loss on sale of other real estate owned	(685)	—	—	—	—
Other non-interest income	200	22	104	49	47
Total non-interest income	407	900	1,122	1,066	939
NON-INTEREST EXPENSES:
Salaries and employee benefits	7,551	7,557	7,366	8,279	8,385
Furniture and equipment expenses	758	884	799	1,141	1,016
Advertising and marketing	296	469	571	530	481
Occupancy expenses	365	293	400	318	396
Outside services	460	688	625	1,290	1,173
Administrative expenses	241	238	259	270	229
Other real estate owned expenses	220	—	—	—	—
Other operating expenses	2,783	2,696	2,647	2,917	2,634
Total non-interest expenses	12,674	12,825	12,667	14,745	14,314
Income before income tax expense	5,358	4,889	5,413	5,654	3,135
Income tax expense	1,258	836	896	1,064	682
Net income	4,100	4,053	4,517	4,590	2,453
Preferred stock dividends	539	539	539	539	539
Net income available to common shareholders	$3,561	$3,514	$3,978	$4,051	$1,914
Earnings per common share, basic and diluted	$0.48	$0.46	$0.52	$0.53	$0.25
Weighted average number of common shares, basic and diluted	7,484,310	7,564,723	7,704,639	7,704,677	7,636,191

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	March 31, 2026		December 31, 2025*		March 31, 2025		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$299,043	16.0%	$300,666	16.1%	$344,816	18.8%	-0.5%	-13.3%
Residential real estate loans	448,290	23.9%	441,578	23.7%	451,324	24.6%	1.5%	-0.7%
Commercial real estate loans	1,024,695	54.7%	1,014,932	54.4%	933,349	50.8%	1.0%	9.8%
Commercial and industrial loans	100,782	5.3%	106,991	5.7%	105,180	5.7%	-5.8%	-4.2%
Consumer loans	1,232	0.1%	1,148	0.1%	1,332	0.1%	7.3%	-7.5%
Total Gross Loans	$1,874,042	100.0%	$1,865,315	100.0%	$1,836,001	100.0%	0.5%	2.1%
Less: Allowance for credit losses	(19,049)		(19,308)		(19,460)
Net deferred loan fees	(4,032)		(4,174)		(4,752)
Net Loans	$1,850,961		$1,841,833		$1,811,789
DEPOSITS:
Non-interest bearing deposits	$359,113	18.8%	$378,694	20.0%	$345,319	18.1%	-5.2%	4.0%
Interest-bearing deposits:
Demand deposits	120,700	6.3%	119,407	6.3%	106,033	5.6%	1.1%	13.8%
Savings and NOW deposits	138,667	7.2%	121,905	6.4%	124,049	6.5%	13.8%	11.8%
Money market deposits	545,804	28.5%	499,334	26.3%	511,925	26.8%	9.3%	6.6%
Time deposit $250,000 or more	478,971	25.0%	490,594	25.8%	541,772	28.4%	-2.4%	-11.6%
Time deposit less than $250,000	271,470	14.2%	289,250	15.2%	279,227	14.6%	-6.1%	-2.8%
Total Deposits	$1,914,725	100.0%	$1,899,184	100.0%	$1,908,325	100.0%	0.8%	0.3%
BORROWINGS:
Subordinated debt, net	$70,035	100.0%	$69,936	100.0%	$72,138	100.0%	0.1%	-2.9%
Total Borrowings	$70,035	100.0%	$69,936	100.0%	$72,138	100.0%	0.1%	-2.9%
Total Deposits and Borrowings	$1,984,760		$1,969,120		$1,980,463		0.8%	0.2%

Core customer funding sources (1)	$1,399,602	70.5%	$1,400,678	71.1%	$1,330,390	67.2%	-0.1%	5.2%
Brokered and listing service sources (2)	515,123	26.0%	498,506	25.3%	577,935	29.2%	3.3%	-10.9%
Subordinated debt, net (3)	70,035	3.5%	69,936	3.6%	72,138	3.6%	0.1%	-2.9%
Total Funding Sources	$1,984,760	100.0%	$1,969,120	100.0%	$1,980,463	100.0%	0.8%	0.2%

*Derived from audited financial statements

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts. Excludes $138.5 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of March 31, 2026.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended March 31, 2026			For the three months ended March 31, 2025
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,863,613	$29,518	6.42%	$1,838,358	$31,111	6.86%
Securities:
Taxable	49,742	418	3.41%	53,143	420	3.21%
Tax-exempt	36,164	363	4.07%	35,200	333	3.84%
Interest-bearing deposits at other financial institutions	1,103	10	3.68%	2,039	22	4.38%
Federal funds sold	101,091	985	3.95%	109,651	1,147	4.24%
Total interest-earning assets	$2,051,713	$31,294	6.19%	$2,038,391	$33,033	6.57%
Other assets	128,115			117,070
Total assets	$2,179,828			$2,155,461
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$119,624	$890	3.02%	$111,413	$1,048	3.81%
Savings and NOW deposits	134,931	389	1.17%	67,851	221	1.32%
Money market deposits	491,732	3,991	3.29%	537,733	5,276	3.98%
Time deposits	773,632	7,650	4.01%	798,007	9,031	4.59%
Total interest-bearing deposits	$1,519,919	$12,920	3.45%	$1,515,004	$15,576	4.17%
Federal funds purchased	2,557	25	3.97%	5,610	65	4.70%
Subordinated debt, net	69,996	779	4.51%	73,043	812	4.51%
Total interest-bearing liabilities	$1,592,472	$13,724	3.50%	$1,593,657	$16,453	4.19%
Demand deposits and other liabilities	369,543			353,711
Total liabilities	$1,962,015			$1,947,368
Stockholders’ Equity	217,813			208,093
Total Liabilities and Stockholders’ Equity	$2,179,828			$2,155,461
Interest Rate Spread			2.69%			2.38%
Net Interest Income		$17,570			$16,580
Net Interest Margin			3.47%			3.30%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended
	March 31, 2026	March 31, 2025
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.48	$0.25
Book value per common share	$25.63	$23.67
Weighted average common shares (basic and diluted)	7,484,310	7,636,191
Common shares outstanding at end of period	7,324,049	7,703,197
Performance Ratios
Return on average assets (annualized)	0.76%	0.46%
Return on average equity (annualized)	7.63%	4.78%
Return on average common equity (annualized)	7.58%	4.29%
Yield on earning assets (FTE)(2) (annualized)	6.19%	6.57%
Cost of interest-bearing liabilities (annualized)	3.50%	4.19%
Net interest spread (FTE)(2) (annualized)	2.69%	2.38%
Net interest margin (FTE)(2) (annualized)	3.47%	3.30%
Non-interest income as a percentage of average assets (annualized)	0.08%	0.18%
Non-interest expense to average assets (annualized)	2.36%	2.69%
Efficiency ratio(3)	70.80%	82.03%
Allowance for Credit Losses
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$19,308	$19,450
Add: recoveries	22	10
Less: charge-offs	(281)	—
Add: provision for credit losses - loans	—	—
Ending balance, ACL - loans	$19,049	$19,460

Beginning balance, reserve for unfunded commitment (RUC)	$335	$287
Provision for unfunded commitments, net	(131)	—
Ending balance, RUC	$204	$287
Total allowance for credit losses	$19,253	$19,747

Allowance for credit losses on loans to total gross loans	1.02%	1.06%
Allowance for credit losses on loans to non-performing loans	35.44%	89.82%
Net charge-offs to average gross loans (annualized)	0.06%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	367.59%	388.24%
Construction loans to total capital (5)	100.13%	115.56%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	0.95%	2.19%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%
Non-accrual loans to total gross loans	2.88%	1.18%
Other real estate owned, net	$1,094	$—
Non-performing loans	$53,751	$21,665
Non-performing assets to total assets	2.47%	0.97%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	15.64%	15.83%
Tier 1 risk-based capital ratio	14.63%	14.78%
Leverage ratio	12.81%	12.90%
Common equity tier 1 ratio	14.63%	14.78%
Other information
Common shares closing stock price	$22.20	$16.72
Total equity / total assets	9.67%	9.43%
Average equity / average assets	9.99%	9.65%
Number of full time equivalent employees	168	182
Number of full service branch offices	7	6

(1)	Regulatory capital ratios as of March 31, 2026 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended March 31,
	2026	2025
Net interest margin (FTE)
Net interest income (GAAP)	$17,494	$16,510
FTE adjustment on tax-exempt securities	76	70
Net interest income (FTE) (non-GAAP)	17,570	16,580

Average interest-earning assets	2,051,713	2,038,391
Net interest margin (GAAP)	3.46%	3.28%
Net interest margin (FTE) (non-GAAP)	3.47%	3.30%

	For the three months ended March 31,
	2026	2025
Yield on earning assets (FTE)
Total interest income (GAAP)	$31,218	$32,963
FTE adjustment on tax-exempt securities	76	70
Total interest income (FTE) (non-GAAP)	31,294	33,033

Average interest-earning assets	2,051,713	2,038,391
Yield on earning assets (GAAP)	6.17%	6.56%
Yield on earning assets (FTE) (non-GAAP)	6.19%	6.57%

	For the three months ended March 31,
	2026	2025
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.17%	6.56%
Yield on earning assets (FTE) (non-GAAP)	6.19%	6.57%

Yield on interest-bearing liabilities (GAAP)	3.50%	4.19%

Net interest spread (GAAP)	2.67%	2.37%
Net interest spread (FTE) (non-GAAP)	2.69%	2.38%